UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

COLUMBIA PIPELINE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Filed by Columbia Pipeline Group, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Columbia Pipeline Group, Inc.

Commission File No.: 001-36838

On March 21, 2016, Columbia Pipeline Group, Inc. posted on its internal website and emailed to all its employees the following communication:

March 21, 2016

What should CPG employees expect as the acquisition process unfolds?

Over the next several months, a transition team will be established to look at the most effective way to integrate Columbia with TransCanada. Information will be shared at the appropriate time once decisions are made. It is important for all employees to remain focused on the safety and reliability of existing assets and execution of current priorities.

How will Columbia or TransCanada employees be impacted? Is TransCanada committed to maintaining existing staffing levels in Houston, Columbus and Charleston? Will TransCanada have a separate head office for its U.S. employees?

At this stage in the transaction we have not made any organization decisions regarding the integration of Columbia with TransCanada. As organizational decisions are made, TransCanada and Columbia will work together to ensure impacted employees are treated fairly and respectfully and receive communication in a timely manner.

Do you know yet if TransCanada will take all of Columbia’s employees? Will you keep members of CPG’s senior leadership team, or other leaders, with the new entity?

At this stage in the transaction we have not made any organizational structure or resourcing decisions regarding the integration of Columbia with TransCanada and do not know what any impacts might be on employees.

I know very little about TransCanada. What is your corporate responsibility philosophy? How do I know you’re a good company? What is TransCanada’s safety record?

We believe sustainable growth starts with a company-wide ethic of corporate responsibility. Acting responsibly toward all our stakeholders and the environment while always maintaining a strong focus on safety has earned TransCanada a solid reputation as a good neighbor and a model of corporate governance within our industry. In fact, we have been named to the Dow Jones Sustainability World Index* for the past 13 years.

What is TransCanada’s philosophy on community involvement?

TransCanada has over 65 years of experience building and operating pipelines and other energy infrastructure across North America. We have a solid reputation as a good neighbor and community partner in the communities where we operate and we will continue that in the new communities we are entering with the purchase of Columbia Pipeline Group. This is not the first time we have acquired significant new pipeline operations in the U.S., and as we have done in the past, we will build on the experience and successes of the previous ownership and respect the unique needs of the communities we are entering and respect the relationships that currently exist with Columbia.

Where can I get the latest information about this transaction?

Please visit the CPG-TransCanada Integration page on CPG’s Interconnect for the latest information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this release. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is express, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the transaction; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015 and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this communication except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG will file with the SEC and furnish to CPG’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through our website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

CPG and its directors and executive officers, and TransCanada and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed transaction. Information about the directors and executive officers of CPG can be found in the Information Statement included as an exhibit to CPG’s amended Registration Statement on Form 10, which was filed with the SEC on June 2, 2015. Information about the directors and executive officers of TransCanada can be found in the Annual Information Form included as part of TransCanada’s Annual Report on Form 40-F, which was filed with the SEC on February 11, 2016. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of CPG’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.